[WFS FINANCIAL COMPANY LOGO]

                                                                    EXHIBIT 21.2



                        WFS FINANCIAL 2000-D OWNER TRUST
                           Distribution Date Statement
               for Master Service Report Date of December 31, 2000
                    for Distribution Date of January 22, 2001



===================================================================================================================================

      COLLECTIONS
                                                                                                                     DOLLARS
      Payments received                                                                                              66,277,838.44
                Plus:
                      Servicer Advances                                                            575,384.09
                      Reimbursement of holds                                                       119,499.48
                                                                                          --------------------
                                                                                                                        694,883.57

                Less:
                      Reimbursement Advances                                                      (97,236.78)
                      Funds deposited in Holds Account                                           (368,743.78)
                                                                                          --------------------
                                                                                                                       (465,980.56)
                                                                                                                 ------------------

      Total Funds Available for Distribution                                                                         66,506,741.45
                                                                                                                 ==================



      DISTRIBUTIONS


            Servicing Fee                                                                        2,057,894.00
            Trustee and Other Fees                                                                 418,000.00
            Other Miscellaneous Payments                                                           254,751.92
                                                                                          --------------------

      Total Fee Distribution                                                                                          2,730,645.92

            Note Interest Distribution Amount - Class A-1                 2,654,640.67
            Note Interest Distribution Amount - Class A-2                 3,589,560.00
            Note Interest Distribution Amount - Class A-3                 5,224,950.00
            Note Interest Distribution Amount - Class A-4                 3,926,250.00
                                                                    -------------------

      Total Class A Interest Distribution                                                       15,395,400.67

            Note Principal Distribution Amount - Class A-1              46,197,615.12
            Note Principal Distribution Amount - Class A-2                       0.00
            Note Principal Distribution Amount - Class A-3                       0.00
            Note Principal Distribution Amount - Class A-4                       0.00
                                                                    -------------------

      Total Class A Principal Distribution                                                      46,197,615.12
                                                                                          --------------------

      Total Class A Principal and Interest Distribution                                                              61,593,015.79

            Spread Account Deposit                                                                                    2,183,079.74
                                                                                                                 ------------------



      Total Distributions                                                                                            66,506,741.45
                                                                                                                 ==================

=================================================================================================================================


                        WFS FINANCIAL 2000-D OWNER TRUST
                           Distribution Date Statement
               for Master Service Report Date of December 31, 2000
                    for Distribution Date of January 22, 2001


===================================================================================================================================
      PORTFOLIO DATA:
                                                                   # of loans
            Beginning Security Balance                                         69,372                            1,000,000,000.00

                Less: Scheduled Principal Balance                                   0        (23,842,155.82)
                      Full Prepayments                                         (1,700)       (20,980,892.77)
                      Partial Prepayments                                           0                  0.00
                      Liquidations                                               (145)        (1,374,566.53)
                                                                                          -------------------
                                                                                                                  (46,197,615.12)
                                                                                                               -------------------
            Ending Security Balance                                            67,527                             953,802,384.88
                                                                                                               ===================

      OTHER RELATED INFORMATION:

      Spread Account:

            Beginning Balance                                                                  30,000,000.00
            Deposits                                                                            2,183,079.74
            Reductions                                                                                  0.00
                                                                                          -------------------
            Ending Balance                                                                                          32,183,079.74

            Beginning Initial Deposit                                                          30,000,000.00
                  Repayments                                                                            0.00
                                                                                          -------------------
            Ending Initial Deposit                                                                                  30,000,000.00



      Modified Accounts:
            Principal Balance                                                                          0.00%                 0.00
            Scheduled Balance                                                                          0.00%                 0.00

      Servicer Advances:
            Beginning Unreimbursed Advances                                                             0.00
            New Advances                                                                          575,384.09
            Advances Reimbursed                                                                  (97,236.78)
                                                                                          -------------------
            Ending Unreimbursed Advances                                                                               478,147.31

      Holding Account:
            Beginning Balance                                                                           0.00
            Funds Deposited                                                                       368,743.78
            Withdrawal to Collection Account                                                     (119,499.48)
                                                                                          -------------------
            Ending Balance                                                                                             249,244.30

      Net Charge-Off Data:                                         # of loans
            Charge-Offs                                                            79             444,850.71
            Recoveries                                                            (21)            (35,456.65)
                                                                                          -------------------
            Net Charge-Offs                                                        58                                  409,394.06

      Delinquencies (P&I):                                         # of loans
            30-59 Days                                                            923          11,157,476.26
            60-89 Days                                                            145           1,769,180.07
            90-119 Days                                                             4              42,581.87
            120 days and over                                                       0                   0.00

      Repossessions                                                                26             203,129.08

      Contracts Repurchased (pursuant to Sect. 3.02, 4.07,
      or 9.01 of the Sale and Servicing Agreement)                                  0                                        0.00


      Charge-Off Percentage                                                                                                 0.77%
      Delinquency Percentage                                                                                                0.11%

      WAC                                                                                                                15.2285%
      WAM                                                                                                                  60.277


===================================================================================================================================


                        WFS FINANCIAL 2000-D OWNER TRUST
                           Distribution Date Statement
               for Master Service Report Date of December 31, 2000
                    for Distribution Date of January 22, 2001



================================================================================================================================
                                        Beginning          Note Quarterly                            Total
                Original               Outstanding           Principal             Prior           Principal         Principal
               Principal                Principal          Distributable         Principal       Distributable     Distribution
   Classes      Balance                  Balance               Amount            Carryover          Amount            Amount
================================================================================================================================
     A-1        174,000,000.00       174,000,000.00        46,197,615.12           0.00         46,197,615.12     46,197,615.12

     A-2        236,000,000.00       236,000,000.00                 0.00           0.00                  0.00              0.00

     A-3        340,000,000.00       340,000,000.00                 0.00           0.00                  0.00              0.00

     A-4        250,000,000.00       250,000,000.00                 0.00           0.00                  0.00              0.00

================================================================================================================================

    TOTAL    1,000,000,000.00     1,000,000,000.00        46,197,615.12            0.00         46,197,615.12     46,197,615.12

================================================================================================================================



================================================================================
                                      Remaining                   Total
                   Current           Outstanding                Principal
                  Principal           Principal               And Interest
   Classes        Carryover            Balance                Distribution
================================================================================


     A-1              0.00          127,802,384.88             48,852,255.79

     A-2              0.00          236,000,000.00              3,589,560.00

     A-3              0.00          340,000,000.00              5,224,950.00

     A-4              0.00          250,000,000.00              3,926,250.00
================================================================================

    TOTAL             0.00          953,802,384.88             61,593,015.79

================================================================================



===============================================================================================================================
                                      Note Quarterly                               Total
                                         Interest              Prior             Interest          Interest           Current
    Note            Interest          Distributable           Interest         Distributable     Distribution        Interest
   Classes            Rate                Amount             Carryover            Amount            Amount           Carryover
===============================================================================================================================
     A-1             6.698%         2,654,640.67                 0.00          2,654,640.67      2,654,640.67          0.00

     A-2             6.760%         3,589,560.00                 0.00          3,589,560.00      3,589,560.00          0.00

     A-3             6.830%         5,224,950.00                 0.00          5,224,950.00      5,224,950.00          0.00

     A-4             6.980%         3,926,250.00                 0.00          3,926,250.00      3,926,250.00          0.00



===============================================================================================================================

    TOTAL                          15,395,400.67                 0.00         15,395,400.67     15,395,400.67          0.00

===============================================================================================================================


==============================================================================

                                      Deficiency                  Policy
    Note                                 Claim                     Claim
   Classes                              Amount                    Amount
==============================================================================
     A-1                                 0.00                      0.00

     A-2                                 0.00                      0.00

     A-3                                 0.00                      0.00

     A-4                                 0.00                      0.00

                                    ==========================================

                                        0.00                      0.00
                                    ==========================================

                                      Note Percentage          100.000000%

                                    Certificate Percentage       0.000000%

                                    ==========================================


                        WFS FINANCIAL 2000-D OWNER TRUST
                           Distribution Date Statement
               for Master Service Report Date of December 31, 2000
                    for Distribution Date of January 22, 2001


                              Officer's Certificate
               for Master Service Report Date of December 31, 2000
                   for Distribution Date of January 22, 2001

================================================================================



                      Detailed Reporting

                                 See Schedule F




     WFS Financial Inc, as Master Servicer, certifies that all computations presented reflect accurate information as of December 31, 2000 and were performed in conformity with the Sale and Servicing Agreement dated November 1, 2000.







                                   /s/ MARK OLSON
                                   ------------------------------------------
                                   Mark Olson
                                   Senior Vice President
                                   Controller



                                   /s/ SUSAN TYNER
                                   ------------------------------------------
                                   Susan Tyner
                                   Vice President
                                   Assistant Controller